Exhibit 99.1

MSC Industrial Supply Co. Tel.800.645.7270 Fax.800.255.5067 www.mscdirect.com

MSC REPORTS FISCAL 2016 FIRST QUARTER RESULTS

FISCAL 2016 Q1 HIGHLIGHTS

•	Net sales of $706.8 million, a decline of 3.3% year-over-year
•	Gross margin of 45.1% reflecting strong execution of gross margin countermeasures
•	Operating margin of 12.8% after further cost savings and increased growth spending
•	GAAP diluted EPS of $0.89

MELVILLE, NY and DAVIDSON, NC, January 6, 2016 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  “MSC” or the “Company,” a premier distributor of Metalworking and Maintenance, Repair and Operations (“MRO”) supplies to industrial customers throughout North America, today reported financial results for its fiscal 2016 first quarter ended November 28, 2015.

Financial Highlights[1]	FY16 Q1		FY15 Q1		Change
Net Sales	$ 706.8		$ 731.1		(3.3%)
GAAP Operating Income	90.4		94.0		(3.8%)
% of Net Sales	12.8%		12.9%
Adjusted Operating Income[2]	90.4		97.5		(7.3%)
% of Net Sales	12.8%		13.3%
GAAP Net Income	55.0		57.4		(4.2%)
Adjusted Net Income[3]	55.0		59.6		(7.7%)
GAAP Diluted EPS	$ 0.89	[i]4	$ 0.91	[i]5	(2.2%)
Adjusted Diluted EPS	$ 0.89	[i]4	$ 0.95	[i]5	(6.3%)

1In millions unless noted. 2Excludes non-recurring costs.3Excludes the after tax effects of non-recurring costs.4Based on 61.4 million diluted shares outstanding for FY16 Q1.  5Based on 61.5 million diluted shares outstanding for FY15 Q1.

Erik Gershwind, president and chief executive officer, said, “Our fiscal 2016 first quarter performance reflected continued share gains, sustained gross margin stabilization, and another quarter of strong expense controls in an increasingly challenging market environment. Ongoing lower oil prices, the strong US dollar with its negative effect on export demand, and the soft pricing environment driven by low commodity prices all continue to negatively impact broader manufacturing activity.”

Rustom Jilla, executive vice president and chief financial officer, added, “Our first quarter EPS was at the top of our guidance range with average daily sales in-line with guidance, gross margins at the top end, and operating expenses at the midpoint. The headwind from a soft pricing environment remains significant, but the execution of our gross margin countermeasures helped offset its impact. We also continued to reduce our operating expenses and our extremely strong cash flow generation was aided by a reduction in working capital, which is usual in this type of challenging sales environment.”

Gershwind concluded, “We have started fiscal 2016 as expected and in-line with our annual operating margin framework. Our fiscal second quarter is nearly always the quarter with the lowest operating margin and we expect a stronger second half. Looking beyond fiscal 2016, I remain confident about our business and its future. Economic slowdowns are the times when MSC makes its greatest strides and we are doing so this time as well. Our share gains are notable in the current challenging market, but we also are improving our cost base, which will result in greater leverage when growth returns.”

Outlook

Based on current market conditions, the Company expects net sales for the fiscal 2016 second quarter to be between $680 million and $692 million. At the midpoint, average daily sales are expected to decline roughly 3%. The Company expects diluted earnings per share for the fiscal 2016 second quarter to be between $0.76 and $0.80.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 FIRST QUARTER RESULTS

An explanation and reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures are included in the attached tables.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2016 first quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed by dialing 1-877-443-5575 (US), 1-855-669-9657 (Canada), or 1-412-902-6618 (international).

A webcast replay of the conference call will be available until February 5, 2016.

The Company’s reporting date for fiscal 2016 second quarter results will be April 6, 2016.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1 million products, inventory management and other supply chain solutions, and deep expertise from 75 years of working with customers across industries.

Our experienced team of over 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit www.mscdirect.com.

# # #

Note Regarding Forward-Looking Statements: Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: problems with successfully integrating acquired operations, unanticipated delays or costs associated with  expanding our customer fulfillment centers, current economic, political and social conditions, changing customer and product mixes, financial restrictions on outstanding borrowings, industry consolidation, the loss of key suppliers or supply chain disruptions, competition, general economic conditions in the markets in which we operate, volatility in commodity and energy prices, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers or shipping ports, the risk of war, terrorism and similar hostilities, dependence on our information systems and the risk of business disruptions arising from changes to our information systems, disruptions due to computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, dependence on key personnel, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, disclosing our use of "conflict minerals" in certain of the products we distribute could raise reputational and other risks, and the outcome of potential government or regulatory proceedings or future litigation relating to pending or future claims, inquiries or audits. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 FIRST QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Balance Sheets

(In thousands)

	November 28,	August 29,
	2015	2015
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$37,879	$38,267
Accounts receivable, net of allowance for doubtful accounts	387,561	403,468
Inventories	492,450	506,631
Prepaid expenses and other current assets	42,275	39,067
Deferred income taxes	44,643	44,643
Total current assets	1,004,808	1,032,076
Property, plant and equipment, net	292,693	291,156
Goodwill	623,313	623,626
Identifiable intangibles, net	115,519	119,805
Other assets	33,190	34,543
Total assets	$2,069,523	$2,101,206

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Revolving credit note	$118,000	$188,000
Current maturities of long-term debt	32,446	25,515
Accounts payable	103,043	114,328
Accrued liabilities	122,739	94,494
Total current liabilities	376,228	422,337
Long-term debt, net of current maturities	203,221	214,789
Deferred income taxes and tax uncertainties	131,132	131,210
Total liabilities	710,581	768,336
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	-	-
Class A common stock	56	56
Class B common stock	13	13
Additional paid-in capital	608,922	604,905
Retained earnings	1,260,792	1,232,381
Accumulated other comprehensive loss	(18,367)	(17,252)
Class A treasury stock, at cost	(492,474)	(487,233)
Total shareholders’ equity	1,358,942	1,332,870
Total liabilities and shareholders’ equity	$2,069,523	$2,101,206

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 FIRST QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended
	November 28,	November 29,
	2015	2014
Net sales	$706,819	$731,091
Cost of goods sold	387,847	400,942
Gross profit	318,972	330,149
Operating expenses	228,584	236,178
Income from operations	90,388	93,971
Other (expense) income:
Interest expense	(1,556)	(944)
Interest income	163	5
Other income, net	63	177
Total other expense	(1,330)	(762)
Income before provision for income taxes	89,058	93,209
Provision for income taxes	34,029	35,792
Net income	$55,029	$57,417
Per Share Information:
Net income per common share:
Basic	$0.89	$0.92
Diluted	$0.89	$0.91
Weighted average shares used in computing net income per common share:
Basic	61,296	61,246
Diluted	61,408	61,542
Cash dividends declared per common share	$0.43	$3.40

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended
	November 28,	November 29,
	2015	2014
Net income, as reported	$55,029	$57,417
Foreign currency translation adjustments	(1,115)	(3,948)
Comprehensive income	$53,914	$53,469

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 FIRST QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirteen Weeks Ended
	November 28,	November 29,
	2015	2014
Cash Flows from Operating Activities:
Net income	$55,029	$57,417
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,925	17,012
Stock-based compensation	3,621	5,039
Loss on disposal of property, plant, and equipment	247	230
Provision for doubtful accounts	2,997	480
Deferred income taxes and tax uncertainties	(78)	-
Excess tax benefits from stock-based compensation	(154)	(1,791)
Changes in operating assets and liabilities:
Accounts receivable	12,567	(10,137)
Inventories	13,832	(44,790)
Prepaid expenses and other current assets	(3,226)	(4,797)
Other assets	583	72
Accounts payable and accrued liabilities	18,767	39,017
Total adjustments	67,081	335
Net cash provided by operating activities	122,110	57,752
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(15,575)	(13,358)
Net cash used in investing activities	(15,575)	(13,358)
Cash Flows from Financing Activities:
Purchases of treasury stock	(5,796)	(3,590)
Payments of regular cash dividends	(26,391)	(24,563)
Payments of special cash dividend	—	(184,218)
Payments on capital lease and financing obligations	(161)	(767)
Excess tax benefits from stock-based compensation	154	1,791
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	826	942
Proceeds from exercise of Class A common stock options	268	6,381
Borrowings under financing obligations	453	530
Borrowings under Credit Facility	35,000	235,000
Payments of borrowings under Credit Facility	(111,250)	(76,250)
Net cash used in financing activities	(106,897)	(44,744)
Effect of foreign exchange rate changes on cash and cash equivalents	(26)	(100)
Net decrease in cash and cash equivalents	(388)	(450)
Cash and cash equivalents – beginning of period	38,267	47,154
Cash and cash equivalents – end of period	$37,879	$46,704
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$4,495	$5,523
Cash paid for interest	$1,247	$837

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 FIRST QUARTER RESULTS

Non-GAAP Financial Measures

To supplement MSC’s unaudited selected financial data presented on a basis consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including adjusted operating income, adjusted net income, and adjusted net income per diluted share. The adjusted supplemental measures exclude non-recurring costs associated with the Class C Solutions Group (“CCSG”) acquisition and the executive separation costs related to the departure of the Executive Vice President of Sales and related tax effects for the thirteen weeks ended November 29, 2014. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MSC’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of Company performance.

In calculating non-GAAP financial measures, we exclude these non-recurring costs to facilitate a review of the comparability of the Company’s operating performance on a period-to-period basis because such costs are not, in our view, related to the Company’s ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, we use certain non-GAAP financial measures as performance metrics for management incentive programs. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	The ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	The ability to better identify trends in the Company’s underlying business and perform related trend analyses; and

•	A better understanding of how management plans and measures the Company’s underlying business.

The following tables reconcile GAAP operating income, GAAP net income and GAAP net income per diluted share (“EPS”) to non-GAAP adjusted operating income, adjusted net income, and adjusted net income per diluted share:

	Thirteen Weeks Ended
	November 29, 2014
	(in thousands)	% of Net Sales
GAAP Operating income	$93,971	12.9%
Non-recurring costs	3,567
Adjusted Operating income	$97,538	13.3%

Thirteen Weeks Ended
November 29, 2014
(in thousands)
Net sales	$731,091
Cost of goods sold	400,942
Gross profit	330,149
Operating Expenses	236,178
Income from Operations	93,971
Non-recurring costs	3,567
Adjusted Operating income	$97,538

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MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2016 FIRST QUARTER RESULTS

	Thirteen Weeks Ended
	November 29, 2014
(in thousands, except per share amounts)	$(after tax)	Diluted EPS
GAAP net income	$57,417	$0.91
Non-recurring costs*	2,197	0.04
Adjusted net income	$59,614	$0.95

* On a pre-tax basis includes approximately $861 of non-recurring integration costs associated with the CCSG acquisition and approximately $2,706 of non-recurring executive separation costs related to the departure of the Executive Vice President of Sales for the thirteen weeks ended November 29, 2014. The non-recurring costs were calculated using an effective tax rate of 38.4%.